UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 19, 2012

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 19, 2012, Primoris Services Corporation, a Delaware corporation (“we,” “us,” “our,” “Primoris” or the “Company”), completed the previously announced purchase of all of the issued and outstanding shares of stock of Q3 Contracting, Inc., a privately-held Minnesota corporation (“Q3C”).  We are filing this Form 8-K/A (Amendment No. 1) to include the financial statements of Q3C and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.  All other information in and exhibits to the original Form 8-K, as filed on November 20, 2012 remain unchanged.

Item 9.01                         Financial Statements and Exhibits.

(a)                   Financial Statements of Business Acquired.

The following financial statements of Q3C are attached as Exhibits 99.2 through 99.5 of this Report and are incorporated by reference herein:

•                  Audited Combined Balance Sheets of Q3 Contracting, Inc. and Quality Real Estate Partners as of December 31, 2011, 2010 and 2009, and the related Combined Statements of Income, Changes in Shareholders’ and Members’ Equity and Cash Flows for the years ended December 31, 2011, 2010 and 2009;

•                  Unaudited Interim Balance Sheet of Q3 Contracting, Inc. and Quality Real Estate Partners as of September 30, 2012 and 2011, and the related Unaudited Interim Statements of Income and Cash Flows for the nine months ended September 30, 2012 and 2011.

(b)                   Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.6 of this Report and is incorporated by reference herein:

•                  Primoris Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012, and the related Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2012 and the year ended December 31, 2011.

(c)                   Exhibits

Exhibit 2.1

Stock Purchase Agreement, dated November 8, 2012, by and among Primoris Services Corporation, a Delaware corporation and Q3 Contracting, Inc., a privately-held Minnesota corporation, all of the shareholders of Q3 Contracting, Inc. and Jay P. Osborn as representative of the shareholders of Q3 Contracting, Inc. (1)

Exhibit 23.1	Consent of Moquist Thorvilson Kaufmann & Pieper LLC

Exhibit 99.1	Press Release, dated November 13, 2012, issued by Primoris Services Corporation. (1)

Exhibit 99.2

Audited Combined Balance Sheets of Q3 Contracting, Inc. and Quality Real Estate Partners as of December 31, 2011 and 2010, and the related Combined Statements of Income, Changes in Shareholders’ and Members’ Equity and Cash Flows for the years ended December 31, 2011 and 2010.

Exhibit 99.3

Audited Combined Balance Sheets of Q3 Contracting, Inc. and Quality Real Estate Partners as of December 31, 2010 and 2009, and the related Combined Statements of Income, Changes in Shareholders’ and Members’ Equity and Cash Flows for the years ended December 31, 2010 and 2009.

Exhibit 99.4

Unaudited Interim Balance Sheets of Q3 Contracting, Inc. as of September 30, 2012 and 2011, and the related Unaudited Interim Statements of Income and Cash Flows for the nine months ended September 30, 2012 and 2011.

Exhibit 99.5	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012, and the related Unaudited Pro

Forma Condensed Combined Statement of Income for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

(1)                          Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: February 4, 2013	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit 2.1

Stock Purchase Agreement, dated November 8, 2012, by and among Primoris Services Corporation, a Delaware corporation and Q3 Contracting, Inc., a privately-held Minnesota corporation, all of the shareholders of Q3 Contracting, Inc. and Jay P. Osborn as representative of the shareholders of Q3 Contracting, Inc. (1)

Exhibit 23.1	Consent of Moquist Thorvilson Kaufmann & Pieper LLC

Exhibit 99.1	Press Release, dated November 13, 2012, issued by Primoris Services Corporation. (1)

Exhibit 99.2

Audited Combined Balance Sheets of Q3 Contracting, Inc. and Quality Real Estate Partners as of December 31, 2011 and 2010, and the related Combined Statements of Income, Changes in Shareholders’ and Members’ Equity and Cash Flows for the years ended December 31, 2011 and 2010.

Exhibit 99.3

Audited Combined Balance Sheets of Q3 Contracting, Inc. and Quality Real Estate Partners as of December 31, 2010 and 2009, and the related Combined Statements of Income, Changes in Shareholders’ and Members’ Equity and Cash Flows for the years ended December 31, 2010 and 2009.

Exhibit 99.4

Unaudited Interim Balance Sheets of Q3 Contracting, Inc. as of September 30, 2012 and 2011, and the related Unaudited Interim Statements of Income and Cash Flows for the nine months ended September 30, 2012 and 2011.

Exhibit 99.5

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012, and the related Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

(1)   Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 15, 2012.